Exhibit 10

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of January 26, 2010 (this “Agreement”), is entered into by and between ALCOA INC., a Pennsylvania corporation (the “Company”), and EVERCORE TRUST COMPANY, N.A., solely in its capacity as duly appointed and acting investment manager (the “Manager”) of a segregated account held in the master trust holding the assets of certain pension plans of the Company and its subsidiaries established under the Amended and Restated Master Trust Agreement dated as of January 1, 2004 between the Company and The Bank of New York Mellon (as successor in interest to Mellon Bank, N.A.), as trustee (the “Trust”).

RECITALS

WHEREAS, the Company has contributed on the date hereof an aggregate of 44,313,146 shares (the “Shares”) of its common stock, par value $1.00 per share (the “Common Stock”), to the Trust (the “Contribution”), to be held in a single segregated account (the “Segregated Account”) in the Trust;

WHEREAS, pursuant to the Investment Management Agreement, dated the date hereof, among the Manager, the Company and the Benefits Management Committee of the Company (the “Committee”) (the “Investment Management Agreement”), the Manager has been appointed as a “fiduciary” of the Trust, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended, but only to the extent of the assets in the Segregated Account, with the authority to act on behalf of the Trust with respect to all assets held in the Segregated Account;

WHEREAS, the Company has agreed to grant certain registration rights with respect to the Registrable Securities (as defined below) held in the Segregated Account, on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, pursuant to the Investment Management Agreement, the Manager has full power and authority to execute and deliver this Agreement for the benefit of the Trust and to take any actions required or permitted to be taken in connection with this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual promises set forth herein, the parties hereto hereby agree as follows:

1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

“Agreement” has the meaning given in the introduction.

“Business Day” means any day except Saturday, Sunday and any day that is in New York City a legal holiday or a day on which banking institutions or securities exchanges are authorized or required by law or other governmental action to close.

“Committee” has the meaning given in the recitals.

“Common Stock” has the meaning given in the recitals.

“Company” has the meaning given in the introduction.

“Company Indemnitees” has the meaning set forth in Section 5(b) hereof.

“Contribution” has the meaning given in the recitals.

“Event Suspension” has the meaning set forth in Section 4(b) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder, and, in each case, any successor thereto, all as the same shall be in effect from time to time.

“Investment Management Agreement” has the meaning given in the recitals.

“Loss” and “Losses” have the respective meanings set forth in Section 5(a) hereof.

“Manager” has the meaning given in the introduction.

“Manager Indemnitees” has the meaning set forth in Section 5(a) hereof.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel for the Company and who shall be reasonably acceptable to the Company and the Manager.

“Prospectus” means the base prospectus included in the Registration Statement relating to the Common Stock as filed with the SEC under the Securities Act, as supplemented to reflect the Registrable Securities and the terms of the offering of the Registrable Securities as filed with the SEC pursuant to and in accordance with Rule 424(b) under the Securities Act, and all amendments and supplements thereto and all documents incorporated by reference or deemed to be incorporated by reference therein.

“Registrable Securities” means all or any portion of the Shares, and any securities that may be issued or distributed or be issuable in respect thereof by way of stock dividend, stock split or other distribution, merger, consolidation, exchange offer, recapitalization or reclassification or similar transaction or exercise or conversion of any of the foregoing.

“Registration Period” means the period from the date of the Contribution until the earliest to occur of: (i) the date on which all Registrable Securities have been disposed of by the Trust pursuant to the effective Registration Statement in accordance with the plan of distribution set forth in the related Prospectus; (ii) the date on which all Registrable Securities may be sold by the Trust to the public in accordance with Rule 144 and when no conditions of Rule 144 are then applicable to the Trust (other than the holding period requirement in paragraph (d) of Rule 144, so long as such holding period requirement is satisfied at such time of determination); (iii) the date that is 90 days after the date on which the number of Registrable Securities held by the Trust is less than one percent of the shares of Common Stock then outstanding; and (iv) the date that the Company and the Manager have received an Opinion of Counsel or such other evidence, in each case reasonably satisfactory to each of the Company and the Manager, that such security may otherwise be resold without registration or qualification under the Securities Act.

“Registration Statement” means a registration statement of the Company (including any replacement or substitute registration statement) covering the Registrable Securities filed with the SEC on Form S-3 (or any successor form or other appropriate form under the Securities Act), including, but not limited to, an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (or any similar rule that may be adopted by the SEC), including a Prospectus, all amendments and supplements to such registration statement, including post-effective amendments, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415” and “Rule 424(b)” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Scheduled Registration Suspension Period” means the period from and including the 10th day preceding the last day of a fiscal quarter of the Company to and including the Business Day after the day on which the Company publicly releases its earnings for such fiscal quarter.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, and, in each case, any successor thereto, all as the same shall be in effect from time to time.

“Segregated Account” has the meaning given in the recitals.

“Shares” has the meaning given in the recitals.

“Suspension” has the meaning set forth in Section 4(c) hereof.

“Suspension Event Notice” has the meaning set forth in Section 4(b) hereof.

“Suspension Notice” has the meaning set forth in Section 4(c) hereof.

“Trust” has the meaning given in the introduction.

2. Registration Rights. The Company hereby represents and warrants to the Manager that as of the date hereof: (i) the Company has an effective registration statement on Form S-3 covering the Common Stock on file with the SEC; (ii) the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act); and (iii) the Company is not an ineligible issuer (as defined in Rule 405 under the Securities Act). The Company hereby agrees that, to the extent not prohibited by any applicable law or applicable interpretations of the staff of the SEC, it shall on the date of the Contribution, after the Contribution is made, file with the SEC a prospectus supplement to the base prospectus included in the Company’s existing registration statement referred to in clause (i) of this Section 2 covering the resale of all of the Registrable Securities from time to time by the Trust, as the selling stockholder thereunder, to enable the Manager to direct the Trust to offer and sell any or all of the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act and in the manner contemplated by the plan of distribution set forth in the Registration Statement.

3. Compliance with the Securities Act; Procedures. The Company hereby agrees that it shall:

(a) furnish to the Manager, prior to the filing thereof with the SEC, a copy of any amendment, if applicable, to the Registration Statement, a copy of the Prospectus related to the Registrable Securities, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the SEC, such comments as the Manager may reasonably and promptly propose; provided that the Company shall not be required to take any action under this Section 3(a) that is not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

(b) subject to Sections 4(b), 4(c) and 4(d) hereof, ensure that (i) the Registration Statement, any amendment thereto, any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act; (ii) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any Prospectus forming a part of the Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no representation with respect to information included therein in reliance upon and in conformity with information furnished to the Company in writing by the Manager on behalf of the Trust or any underwriter participating in the disposition of the Registered Securities pursuant to the Registration Statement;

(c) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period; provided that the Company shall not be required to file any such amendment (excluding amendments caused by the filing of a report under the Exchange Act) or supplement during any Scheduled Registration Suspension Period or any suspension period pursuant to Section 4(b) or 4(c) hereof;

(d) furnish the Manager with such reasonable number of copies of the Prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Manager may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Trust;

(e) use its commercially reasonable efforts to file any documents necessary to register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as the Manager shall reasonably designate in writing; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject;

(f) use its commercially reasonable efforts to cause the Registrable Securities to be listed on the New York Stock Exchange (or, if the Common Stock is not then listed on the New York Stock Exchange, the principal securities exchange or quotation system on which the Common Stock is then listed) as soon as reasonably practicable after the Contribution;

(g) bear all expenses incurred by it in connection with the performance of its obligations hereunder, and all reasonable fees and expenses of legal counsel to the Manager incurred in connection with the registration and sale of the Registrable Securities (such fees and expenses of legal counsel not to exceed $15,000 in the aggregate without the Company’s prior written consent, which consent shall not be unreasonably withheld or delayed); provided that the Trust, to the extent permitted by applicable law, shall bear the expense of any broker’s commission, agency fee, underwriter’s discount or commission, or transfer taxes, if any;

(h) use its commercially reasonable efforts to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the Registration Period, and, in the event the Company is not a well-known seasoned issuer or is an ineligible issuer, the Company shall take all actions necessary, including, without limitation, filing such amendments to the Registration Statement and supplements to the Prospectus as may be necessary from time to time and/or filing a new Registration Statement and Prospectus on such appropriate registration form of the SEC, in each case as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition requested by the Manager; and

(i) make generally available to its security holders as soon as practicable, but in any event not later than 18 months after (i) the effective date of the applicable Registration Statement, (ii) the effective date (as defined in Rule 158(c) under the Securities Act) of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the SEC of an Annual Report on Form 10-K that is incorporated by reference or deemed to be incorporated by reference in the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated by the SEC thereunder.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 that the Manager shall provide such reasonable assistance to the Company and furnish, or cause to be furnished, to the Company in writing such information regarding the Manager, the Registrable Securities to be sold and the intended method or methods of disposition of the Registrable Securities as shall be necessary to effect the registration of the Registrable Securities and as may be required from time to time under the Securities Act and the rules and regulations thereunder.

4. Transfer of Registrable Securities after Registration.

(a) Methods of Distribution; Notification of Changes. The Manager agrees that (i) it shall not (x) offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Securities that would constitute a sale within the meaning of the Securities Act or (y) direct the Trust to offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Securities that would constitute a sale within the meaning of the Securities Act, except, in the case of each of clauses (x) and (y), pursuant to either the effective Registration Statement or Rule 144; and (ii) it shall promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Manager or the intended plan of distribution of the Registrable Securities.

(b) Suspension of Registration by the Company. In addition to the restrictions applicable during a Scheduled Registration Suspension Period as set forth in Section 4(d) below or any suspension required under Section 4(c) below, the Company may, upon the happening of any event or the existence of any state of facts that, in the judgment of an executive officer of the Company or the Company’s legal counsel, renders advisable the suspension of the disposition of Registrable Securities covered by the Registration Statement or the use of the Prospectus or any supplement thereto due to pending transactions or other corporate developments, public filings with the SEC or similar events, suspend the disposition of Registrable Securities covered by the Registration Statement and the use of such Prospectus or any supplement thereto for a period of not more than 90 days upon written notice (a “Suspension Event Notice”) to the Manager (which Suspension Event Notice will not disclose the content of any material non-public information and will indicate the dates of the beginning and the end of the intended suspension, if known), in which case the Manager, upon receipt of such Suspension Event Notice, shall discontinue, and shall cause the Trust to discontinue, disposition of Registrable Securities covered by the Registration Statement and the use of any applicable Prospectus or any supplement thereto (an “Event Suspension”) until copies of a supplemented or amended Prospectus are distributed to the Manager or until the Manager is advised in writing by the Company that the disposition of Registrable Securities covered by the Registration Statement or the use of the Prospectus or supplement thereto may be resumed; provided that such right to suspend the disposition of Registrable Securities covered by the Registration Statement or the use of the Prospectus or supplement thereto shall not be exercised by the Company for more than the number of days in any 12-month period equal to 120 minus the aggregate number of days during which the disposition of Registrable Securities pursuant to the Registration Statement was suspended on account of any Scheduled Registration Suspension Period occurring in the applicable 12-month period. Any Event Suspension and Suspension Event Notice described in this Section 4(b) shall be held in confidence and not disclosed by the Manager, except as required by law.

(c) Notice of Certain Events; Required Suspensions. In the event of:

(i) any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or related Prospectus or for additional information;

(ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act;

(iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceedings for such purpose; or

(iv) any event or circumstance that necessitates the making of any changes in the Registration Statement or the Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, during the Registration Period, then the Company shall deliver a certificate in writing to the Manager (a “Suspension Notice”) to the effect of the foregoing (which Suspension Notice will not disclose the content of any material non-public information and will indicate the dates of the beginning and the end of the intended suspension, if known). Upon receipt of such Suspension Notice, the Manager shall refrain, and shall cause the Trust to refrain, from selling any Registrable Securities pursuant to the Registration Statement or using the Prospectus or any supplement thereto (a “Suspension”) until the Manager has received copies of a supplemented or amended Prospectus prepared and filed by the Company, or until the Manager is advised in writing by the Company that the current Prospectus or supplement thereto may be used. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the availability for use of the Registration Statement and the Prospectus to be resumed as soon as reasonably possible after delivery of a Suspension Notice to the Manager. Any Suspension and Suspension Notice described in this Section 4(c) shall be held in confidence and not disclosed by the Manager, except as required by law.

(d) Scheduled Registration Suspension Periods. During any Scheduled Registration Suspension Period, the Manager shall suspend, and shall cause the Trust to suspend, the disposition of any Registrable Securities pursuant to the Registration Statement, the Prospectus or any supplement thereto until termination of such Scheduled Registration Suspension Period. For the avoidance of doubt, during any Scheduled Registration Suspension Period, the Manager shall be permitted to dispose, or cause the Trust to dispose, of Registrable Securities pursuant to Rule 144, if then available.

(e) Stop Transfer Instructions. In order to enforce the covenants of the Manager set forth in Sections 4(b), (c) and (d) above, the Company may impose stop transfer instructions with respect to the sale of Registrable Securities by the Trust until the end of the applicable suspension period or Scheduled Registration Suspension Period.

(f) Return of Physical Copies of the Prospectus. If so directed by the Company, the Manager shall deliver to the Company all physical copies of the Prospectus and any supplements thereto in its possession at the time of any Scheduled Registration Suspension Period or receipt by the Manager of any Suspension Event Notice or Suspension Notice.

(g) Sale of Registrable Securities under the Registration Statement. The Manager may sell Registrable Securities under the effective Registration Statement during the Registration Period; provided that (i) a Suspension, an Event Suspension or a Scheduled Registration Suspension Period is not then in effect; (ii) the Manager sells in accordance with the plan of distribution in the Prospectus; and (iii) the Manager arranges for delivery of a current Prospectus (as supplemented) to any transferee receiving such Registrable Securities in compliance with the prospectus delivery requirements of the Securities Act.

(h) Cooperation.

(i) The Company shall cooperate with the Manager to facilitate the timely preparation and delivery of the Registrable Securities sold pursuant to the Registration Statement, or in any transaction pursuant to which the Registrable Securities will be sold or disposed of in accordance with the terms of this Agreement, free of any restrictive legends and registered in such names as the Manager on behalf of the Trust may request at least two Business Days prior to settlement of such sale or disposition, including, without limitation causing an Opinion of Counsel and any other certificates or documents to be delivered to the registrar of the Registrable Securities, if required; and

(ii) The Company shall enter into such customary agreements and take all other appropriate actions as may be reasonably requested by the Manager in order to expedite or facilitate the disposition of the Registrable Securities. The plan of distribution in the Registration Statement and the Prospectus included therein shall permit resales of Registrable Securities to be made by the Manager, on behalf of the Trust, through brokers, dealers or otherwise.

(i) Use of Free Writing Prospectuses. The Manager shall not use any free writing prospectus (as defined in Rule 405) in connection with the sale of the Registrable Securities without the prior written consent of the Company.

5. Indemnification.

(a) Indemnification by the Company. The Company agrees to (i) indemnify and hold harmless the Manager (including, for purposes of this Section 5, the officers, directors, employees and agents of the Manager), and each person, if any, who controls the Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Manager Indemnitees”), from and against any and all losses, claims, damages, liabilities or expenses, joint or several (each, a “Loss” and, collectively, “Losses”), to which any Manager Indemnitee may become subject under the Securities Act, the Exchange Act or any other federal or state law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld or delayed), only to the extent such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (A) any failure on the part of the Company to comply with the covenants and agreements contained in this Agreement or (B) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any supplement thereto, in light of the circumstances under which they were made) not misleading, and (ii) reimburse each Manager Indemnitee for any reasonable legal fees and other reasonable out-of-pocket expenses as such expenses are incurred by such Manager Indemnitee in connection with investigating, defending, settling, compromising or paying any such Loss or action; provided that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by the Manager, (2) any untrue statement or omission of a material fact required to make such statement not misleading in the Prospectus that is corrected in an amended or supplemented Prospectus that was delivered to the Manager before the pertinent sale or sales by the Manager, or (3) any untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, the Prospectus or any amendment or supplement thereto, when used or distributed by the Manager during a Scheduled Registration Suspension Period or a period in which an Event Suspension or Suspension is properly in effect under Section 4(b), (c) or (d). The Manager hereby agrees that if any Manager Indemnitee is not entitled to indemnification for any Loss pursuant to this Section 5(a) as a result of clause (1), (2) or (3) above, then none of such Manager Indemnitees shall be entitled to indemnification for such Loss pursuant to the terms of the indemnification provisions set forth in the Investment Management Agreement or that certain engagement letter dated January 5, 2010 among the Company, the Manager and the Committee.

(b) Indemnification by the Manager. To the extent permitted by applicable law, the Manager will (i) indemnify and hold harmless the Company, the Committee, each director of the Company, each member of the Committee, each of the Company’s officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Company Indemnitees”), from and against any and all Losses to which any Company Indemnitee may become subject under the Securities Act, the Exchange Act or any other federal or state law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Manager, which consent shall not be unreasonably withheld or delayed), only to the extent such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (1) any failure on the part of the Manager to comply with the covenants and agreements contained in this Agreement with respect to the sale of the Registrable Securities or (2) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any supplement thereto, in light of the circumstances under which they were made) not misleading; provided that the Manager will be liable in any such case only to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Manager, and (ii) reimburse such Company Indemnitee for any reasonable legal fees and other reasonable out-of-pocket expenses as such expenses are incurred by such Company Indemnitee in connection with investigating, defending, settling, compromising or paying any such Loss or action. In no event shall the liability of the Manager under this Section 5 be greater than the aggregate fees received by the Manager pursuant to the Investment Management Agreement.

(c) Indemnification Procedure.

(i) Promptly after receipt by an indemnified party under this Section 5 of written notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, promptly notify the indemnifying party in writing of the claim; provided that the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under the indemnity agreement contained in this Section 5 or otherwise, to the extent that the indemnifying party is not prejudiced as a result of such failure.

(ii) In case any such action is brought against any indemnified party and such indemnified party notifies an indemnifying party thereof and seeks or intends to seek indemnity from such indemnifying party, such indemnifying party will be entitled to participate in, and to the extent that it may determine, jointly with all other indemnifying parties similarly notified, to assume, the defense thereof with counsel reasonably satisfactory to such indemnified party; provided that, if the defendants in any such action include both such indemnified party and such indemnifying party and such indemnified party shall have reasonably concluded that there may be a conflict between its position and the position of such indemnifying party with respect to the conduct of the defense of any such action or that there may be legal defenses available to it that are different from or additional to those available to such indemnifying party, in each case, such indemnified party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party. Upon receipt of notice from such indemnifying party of its election so to assume the defense of such action and approval by such indemnified party of such indemnifying party’s counsel, such indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided that the reasonable fees and expenses of counsel of such indemnified party shall be at the expense of such indemnifying party if (A) such indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) for all indemnified parties who are parties to such action) or (B) such indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action.

(d) Contribution.

(i) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and of such indemnified party on the other hand in connection with the statements or omissions that resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and of such indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), in no event shall the Manager be required to contribute any amount in excess of the aggregate fees received by the Manager pursuant to the Investment Management Agreement. No person guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Non-Exclusive Remedies. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified person at law or in equity.

(f) Surviving Obligations. The obligations of the Company and the Manager under this Section 5 shall survive the termination of this Agreement and the completion of the disposition of the Registrable Securities.

6. Rule 144 Information. For such period as the Trust holds any Registrable Securities received pursuant to the Contribution, the Company shall use its commercially reasonable efforts to file all reports required to be filed by it under the Exchange Act and the rules and regulations thereunder and shall use its commercially reasonable efforts to take such reasonable further action to the extent required to enable the Manager to sell the Registrable Securities pursuant to Rule 144.

7. Rights of the Trust. All of the rights and benefits conferred on the Manager pursuant to this Agreement are intended to inure to the benefit of the Trust.

8. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, irrespective of the choice of laws principles of the State of New York, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

(b) Force Majeure. Neither party will have any liability for damages or delay due to fire, explosion, lightning, pest damage, power failure or surges, strikes or labor disputes, water or flood, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, acts or omissions of communications or other carriers or any other cause beyond a party’s reasonable control (other than that which arises from the gross negligence or willful misconduct of such party), whether or not similar to the foregoing, that prevent such party from materially performing its obligations hereunder.

(c) Entire Agreement; Modification; Waivers. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to the matters discussed herein. This Agreement may not be altered, modified or amended except by a written instrument signed by both parties. The failure of any party to require the performance or satisfaction of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

(d) Severability. The provisions of this Agreement are severable and, in the event that any provision is deemed illegal or unenforceable, the remaining provisions shall remain in full force and effect, unless the deletion of any such illegal or unenforceable provision shall cause this Agreement to become materially adverse to either party, in which event the parties shall use commercially reasonable efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.

(e) Notices. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the Company or the Manager at the addresses set forth below (or to such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt), and shall be deemed conclusively to have been given (i) on the first business day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender, (ii) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested, or (iii) when otherwise actually received by the addressee on a Business Day (or on the next Business Day if received after the close of normal business hours or on any non-Business Day).

If to the Manager:

Evercore Trust Company, N.A.

55 East 52nd Street

New York, NY 10055

Attention:  Norman P. Goldberg, Managing Director

If to the Company:

Alcoa Inc.

390 Park Avenue

New York, NY 10022-4608

Attention:  Treasurer

(f) Title and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(g) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Manager and their respective successors and permitted assigns. None of the rights or obligations under this Agreement shall be assigned by the Manager without the prior written consent of the Company and the Trust in their sole discretion. Any purported assignment in violation of the foregoing sentence shall be null and void.

(i) Termination. Except as set forth in Section 5 hereof (which indemnification and contribution rights and obligations shall survive any expiration or termination of this Agreement), this Agreement and all rights, restrictions and obligations of the parties hereunder shall terminate at the end of the Registration Period.

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IN WITNESS WHEREOF, each of the Company and the Manager has caused this Agreement to be duly executed on its behalf by its duly authorized officer as of the date first written above.

ALCOA INC.

By:	/s/ Peter Hong
Name:	Peter Hong
Title:	Vice President and Treasurer

EVERCORE TRUST COMPANY, N.A.,
As Investment Manager of a Segregated Account Held in the Alcoa Master Trust

By:	/s/ Norman P. Goldberg
Name:	Norman P. Goldberg
Title:	Managing Director

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